UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 20, 2006

                             VALLEY COMMERCE BANCORP
                             -----------------------
             (Exact name of registrant as specified in its charter)

         California                      000-51949               46-1981399
         ----------                      ---------               ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

             200 South Court Street
              Visalia, California                      93291
    ----------------------------------------           -----
    (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (559) 622-9000


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

      On June 20, 2006, the Board of Directors of Valley Commerce Bancorp appointed Barry R. Smith MD, to the position of Director until the 2007 annual meeting of shareholders. Dr. Smith was also appointed to the Board of Directors of Valley Business Bank, the wholly-owned subsidiary of Valley Commerce Bancorp, and to Valley Business Bank's Personnel Committee and Asset Liability Committee.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2006                      Valley Commerce Bancorp





                                          By: /s/Roy O. Estridge
                                              ------------------
                                                 Roy O. Estridge
                                                 Executive Vice President and
                                                 Chief Financial Officer




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